Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Jan. 31, 2015	Dec. 31, 2014
Consolidated Statements of Operations and Comprehensive Loss
Net revenues	$ 1
Cost of net revenues	1
Operating expenses:
Research and development	365	2,519
Sales and marketing	378	2,299
General and administrative	401	2,953
Total operating expenses	1,144	7,771
Loss from operations	(1,144)	(7,771)
Other Income		40
Interest expense, net		76
Net and comprehensive loss	(1,144)	(7,807)
Accretion on Series A convertible redeemable preferred stock	(43)	(163)
Deemed dividend on Series A convertible redeemable preferred stock	(50)	(159)
Net loss available to common stockholders	$ (1,237)	$ (8,129)
Basic and diluted net loss per share	$ (0.11)	$ (0.80)
Shares used in computing basic and diluted net loss per share	11,408,000	10,217,000